EXHIBIT 10.42

FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE ("Fifth Amendment") is made as of October 21, 2019, by and between SEQUENCE TECH. CENTER CA LLC, a Delaware limited liability company ("Landlord") and DEXCOM, INC., a Delaware corporation ("Tenant").
Recitals:
A.    Kilroy Realty, L.P., a Delaware limited partnership ("Original Landlord") and Tenant entered into that certain Office Lease dated March 31, 2006 (the "Original Lease"), as amended by (i) that certain First Amendment to Office Lease dated August 18, 2010 by and between Original Landlord and Tenant ("First Amendment"), (ii) that certain Second Amendment to Office Lease dated October 1, 2014 by and between Original Landlord and Tenant ("Second Amendment"), (iii) that certain Third Amendment to Office Lease dated February 7, 2019 by and between John Hancock Life Insurance Company (U.S.A.), a wholly owned subsidiary of Manulife Financial Corporation, a Michigan corporation ("Second Landlord") ("Third Amendment"), and (iv) that certain Fourth Amendment to Office Lease dated as of September 9, 2019 by and between Landlord and Tenant ("Fourth Amendment"), whereby Landlord leases to Tenant and Tenant leases from Landlord those certain premises (collectively, the "Existing Premises") located in the following buildings: (i) that certain building located at 6340 Sequence Drive, San Diego, California ("6340 Building") containing approximately 66,400 rentable square feet, (ii) that certain building located at 6310 Sequence Drive, San Diego, California ("6310 Building") containing approximately 62,415 rentable square feet, (iii) that certain building located at 6290 Sequence Drive, San Diego, California ("6290 Building") containing approximately 90,000 rentable square feet and (iv) that certain building located at 6350 Sequence Drive, San Diego, California ("6350 Building") containing approximately 132,600 rentable square feet (collectively, the "Buildings"), which buildings are located in the Project (as defined in the Lease). The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, may be referred to herein as the "Lease". Landlord is the successor-in-interest in the Lease to second Landlord, successor-in-interest in the Lease to Original Landlord.
B.    Landlord and Tenant desire to enter into this Fifth Amendment confirming the Expansion Commencement Date and other matters under the Lease.
NOW, THEREFORE, Landlord and Tenant agree as follows:
1.    The actual Expansion Commencement Date is October 1, 2019.
2.    The New Expiration Date is December 31, 2023.

3.	Section 4.2 of the Fifth Amendment is deleted in its entirety and the following is substituted therefor:

Period	Annualized Base Rent	Monthly Installment of Base Rent	Approximate Monthly Rental Rate per Rentable Square Foot
*11/01/19 – 01/31/20	$3,286,689.48	$273,890.79	$2.07
02/01/20 – 01/31/21	$3,401,723.61	$283,476.97	$2.14
02/01/21 – 01/31/22	$3,520,783.94	$293,398.66	$2.21
02/01/22 – 02/28/22	$3,421,080.00	$285,090.00	$2.15
03/01/22 – 02/28/23	$3,580,200.00	$298,350.00	$2.25
03/01/23 – 12/31/23	$3,686,810.40	$307,234.20	$2.317
*Landlord and Tenant acknowledge and agree that the prior tenant of the Expansion Space referenced in the Fourth Amendment, Entropic Communications, LLC ("Entropic") paid to Landlord the Base Rent for the month of October, 2019 and that Tenant has reimbursed Entropic for such payment.

4.	Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

5.	Except as set forth in this Fifth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this Fifth Amendment has been executed as of the date last set forth below.

"LANDLORD": SEQUENCE TECH. CENTER CA LLC, a Delaware limited liability company By: /s/ Ray Rothfelder Its: Managing Director, Western U.S. Dated: October 29, 2019	"TENANT": DEXCOM, INC., a Delaware corporation By: /s/ Brice Bobzien Its: VP, Finance Dated: October 24, 2019 By: /s/ Jereme Sylvain Its: VP, Finance Dated: October 24, 2019

890641.01/SD 287956-00155/10-21-19/MLT/pah	2